                                    EXHIBIT I

                             JOINT FILING AGREEMENT

Each of the undersigned hereby agrees that the Schedule 13G filed herewith is filed jointly on behalf of each of them pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended.

                                    SIGNATURE

After reasonable inquiry and to the best of the undersigned's knowledge and belief, the undersigned certifies that the information set forth in this statement is true, complete, and correct.

DATE: February 12, 2002



                                BRENTWOOD ASSOCIATES VIII, L.P.,
                                a Delaware limited partnership

                                By:  Brentwood VIII Ventures LLC,
                                     a Delaware limited partnership
                                     Its:  General Partner

                                     By:   /s/ G. Bradford Jones
                                        ---------------------------
                                           G. Bradford Jones
                                           General Partner

                                BRENTWOOD AFFILIATES FUND II, L.P.,
                                a Delaware limited partnership

                                     By:  Brentwood VIII Ventures LLC,
                                          a Delaware limited partnership
                                          Its:  General Partner

                                     By:   /s/ G. Bradford Jones
                                        ---------------------------
                                           G. Bradford Jones
                                           General Partner


                                       12
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                                BRENTWOOD VIII VENTURES LLC,
                                a Delaware limited partnership

                                By:    /s/ G. Bradford Jones
                                   ------------------------------
                                       G. Bradford Jones
                                       General Partner


                                       13